UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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Core Laboratories N.V.
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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials
for the Shareholder Meeting To Be Held on May 19, 2016.

Meeting Information
CORE LABORATORIES N.V.	Meeting Type:	Annual Meeting
	For holders as of:	April 21, 2016
	Date: May 19, 2016	Time: 2:30 pm CEST
	Location:	Hotel Sofitel Legend the Grand Amsterdam
Oudezijds Voorburgwal 197, 1012 EX
Amsterdam, The Netherlands

CORE LABORATORIES N.V.	You are receiving this communication because you hold shares in the above named company.

C/O CORE LABORATORIES LP 6316 WINDFERN ROAD HOUSTON, TX 77040
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy materials are available at www.proxydocs.com/clb. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy (as instructed on the reverse side) on or before May 5, 2016 to facilitate timely delivery.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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NOTICE AND PROXY STATEMENT	ANNUAL REPORT

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Voting Items
The Board of Supervisory Directors recommends that you vote FOR the following:
1.	To re-elect two Class II Supervisory Directors and to elect one new Class II Supervisory Director to serve until our annual meeting in 2019 under the terms and conditions described within the proxy statement and until their successors shall have been duly elected and qualified;	7.
To approve and resolve the extension of the existing authority to repurchase up to 10% of our issued share capital from time to time for an 18-month period, until November 19, 2017, and such repurchased shares may be used for any legal purpose;

	Nominees:
	1a) Charles L. Dunlap
	1b) Lucia van Geuns
	1c) Michael Straughen

2.	To elect a new additional Class I Supervisory Director to serve until our annual meeting in 2020, pending approval and implementation of agenda item no. 3 below, or in the event agenda item no. 3 is not approved, to serve as a Class II Supervisory Director until our annual meeting in 2019 and until a successor shall have been duly elected and qualified and in each case under the terms and conditions described within the proxy statement and with effect from July 1, 2016;	8.
To approve and resolve the extension of the authority to issue shares and/or to grant rights (including options to purchase) with respect to our common and preference shares up to a maximum of 10% of outstanding shares per annum until November 19, 2017;

	Nominee:
	2a) Martha Z. Carnes

The Board of Supervisory Directors recommends you vote FOR the following proposals:
3.
To amend article 16, sub-article 15 of our articles of association to read in its entirety (the following being an English translation of the official Dutch text):

"The supervisory board shall institute a retirement rota in order to preclude, to the extent possible, a situation in which a substantial number of supervisory directors retire simultaneously or the composition of the supervisory board is not properly constituted in the opinion of the supervisory board. A supervisory director may be appointed for a term, not to exceed four years, consistent with this retirement rota and as necessary in order to accomplish these goals. With due observance of the preceding sentences, each supervisory director shall be eligible for immediate re-appointment. The rota shall be made available and shall, in any event, be put on the Company's website. A member of the supervisory board shall be re-appointed only after careful consideration.";
		9.
To approve and resolve the extension of the authority to limit or exclude the preemptive rights of the holders of our common shares and/or preference shares up to a maximum of 10% of outstanding shares per annum until November 19, 2017;

4.
To approve, on an advisory basis, the compensation philosophy, policies and procedures described in the section entitled Compensation Discussion and Analysis and the compensation of Core Laboratories N.V.'s named executive officers as disclosed pursuant to the Security and Exchange Commission's compensation disclosure rules, including the compensation tables;

		Non-Voting Items

5.	To confirm and adopt our Dutch Statutory Annual Accounts in the English language for the fiscal year ended December 31, 2015;	10.
Management will convene a discussion, pursuant to Dutch Civil Code Book 2, artlcle 108a, regarding measures to be taken, if any, since the management board considers it plausible that the shareholders' equity has decreased to an amount equal to or less than one-half of the paid and called up part of the capital;

6.	To approve and resolve the cancellation of our repurchased shares held at 12:01 a.m. CEST on May 19, 2016;	11.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.